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                                                                   Exhibit 10.10

                                                                  CONFORMED COPY


                      ASSIGNMENT AND ASSUMPTION AGREEMENT



     AGREEMENT dated as of September 29, 1997 between MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Assignor") and CABLE MICHIGAN, INC. (the "Assignee").

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Term Credit Agreement dated as of November 26, 1989 and amended and restated as of August 16, 1995 among Mercom, Inc. (the "Borrower") and the Assignor (as the same may have been further amended from time to time prior to the date hereof, the "Credit Agreement") and the Pledge Agreement, the Subsidiary Guaranty and the Security Agreement (each as defined in the Credit Agreement);

     WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $14,150,725 are outstanding at the date hereof; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of all of its Loans outstanding thereunder (the "Assigned Amount"), and the Assignee proposes to accept such assignment and assume the corresponding obligations of the Assignor under the Credit Agreement;

     WHEREAS, in connection with such assignment, the Assignor proposes also to assign to the Assignee all of its rights under the Pledge Agreement, the Subsidiary Guaranty and the Security Agreement (the "Security Documents", together with the Credit Agreement, the "Loan Documents");

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

     Section 2.  Assignment.  (a)   The Assignor hereby assigns and sells to the
Assignee all of the rights of the Assignor under the Credit Agreement, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement. The Assignor hereby assigns and sells to the Assignee all of its rights under each of the Security
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Documents.  Upon the execution and delivery hereof by the Assignor and the
Assignee, the execution of the consent attached hereto by the Borrower and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of the Assignor as the Bank under the Loan Documents Agreement and (ii) and the Assignor shall be released from its obligations under the Loan Documents to the extent such obligations have been assumed by the Assignee; provided that the provisions of Section 8.04 of the Credit Agreement shall continue to inure to the benefit of the Assignor. The assignment provided for herein shall be without recourse to the Assignor.

     (b) The Assignor is delivering herewith to the Assignee the certificates evidencing the Pledged Securities (as defined in the Pledge Agreement (all of which are described on Schedule 1 hereto)), including any related stock powers.

     (c) The Assignor will, at the sole cost and expense of, as between the Assignor and the Assignee, the Assignee (and the Borrower will, and will cause each of its Subsidiaries to, at the Borrower's sole cost and expense), do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment and transfers as the Assignee shall request, which may be necessary in the reasonable judgment of the Assignee, to assure, perfect, convey, assign and transfer to the Assignee the property and rights conveyed or assigned pursuant to the Security Documents, or which may facilitate the performance of the terms of the Security Documents, or the filing, registering or recording of the Security Documents.

     (d) All costs and expenses in connection with the transfer of any security interests under the Security Documents, including without limitation reasonable legal fees and other reasonable costs and expenses in connection with the granting, perfecting and maintenance of any security interests under the Security Documents or the preparation, execution, delivery, recordation or filing of documents and any other acts as the Assignee may reasonably request in connection with the grant of such security interests shall be, as between the Assignor and the Assignee, be the sole responsibility of the Assignee and, as between the Assignee and the Borrower, be the sole responsibility of and paid by the Borrower promptly upon demand.

     Section 3. Release. Morgan hereby acknowledges that all amounts payable under the Loans made by it pursuant to the Revolving Credit Agreement dated as of November 26, 1989 and amended and restated as of August 16, 1995 (as the same may have been further amended from time to time prior to the date hereof) between the Borrower and Morgan have been paid in full and hereby agrees that references to the "Credit Agreements" in any of the Security


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Documents shall refer solely to the Credit Agreement (as such term is defined herein), as the same may hereafter be amended from time to time.

     Section 4. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds $14,196,860.24, representing the principal amount of the Loans outstanding on the date hereof and interest accrued thereon to the date hereof.

     Section 5. Non-Reliance on Assignor; Indemnity. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition or statements of the Borrower or any other Person party to a Security Document, the validity and enforceability of the Borrower's or any such other Person's obligations under the Credit Agreement, any Note or any Security Document or the validity, priority or perfection of any Lien created by the Security Documents or the value of any property purported to be subject to any such Lien. The Assignee acknowledges that, as the owner of 62% of the outstanding shares of common stock of the Borrower, it has adequate information concerning the foregoing matters and access thereto superior to that of the Assignee and that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

     Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                 MORGAN GUARANTY TRUST
                                 COMPANY OF NEW YORK


                                 By:   /s/  R. Blake Witherington
                                    ------------------------------------------
                                    Title:   Vice President


                                 CABLE MICHIGAN, INC.


                                 By:  /s/  Timothy J. Stoklosa
                                    ------------------------------------------
                                    Title:   Senior Vice President, Treasurer


     The undersigned consents to the foregoing assignment.

                                 MERCOM, INC.


                                 By:   /s/   Timothy J. Stoklosa
                                    ------------------------------------------
                                    Title:   Vice President, Treasurer


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                                 COMMUNICATIONS AND CABLEVISION, INC.


                                 By:   /s/   Timothy J. Stoklosa
                                    ------------------------------------------
                                    Title:   Vice President, Treasurer



                                 ALLEGAN COUNTY CABLEVISION,
                                 INC.


                                 By:  /s/   Timothy J. Stoklosa
                                    -------------------------------------------
                                    Title:   Vice President, Treasurer



                                 COLDWATER CABLEVISION, INC.



                                 By:  /s/   Timothy J. Stoklosa
                                    ------------------------------------------
                                    Title:   Vice President, Treasurer


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